Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement dated as of August 9, 2007 (this “Amendment”) is among Warren Resources, Inc. (“Borrower”), Warren Resources of California Inc. and Warren E & P, Inc. (collectively, “Guarantors”), the lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and a Lender.

W I T N E S S E T H:

WHEREAS, Borrower, the Administrative Agent and the Lenders signatory thereto are parties to that certain Credit Agreement dated as of November 16, 2006 (as amended, the “Credit Agreement”) and to certain other documents executed in connection with the Credit Agreement; and

WHEREAS, each Guarantor entered into a Guaranty (individually and collectively, the “Guaranty”) of even date with the Credit Agreement; and

WHEREAS, BMO Capital Markets Financing, Inc., has become a Lender as set forth in that certain Assignment and Assumption dated of even date herewith (the “BMO Assignment”); and

WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

1.             Definitions.           Except as otherwise provided below, unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as such capitalized terms are defined in the Credit Agreement.

2.             Amendments.

(a)           Section 2.09(a) of the Credit Agreement is hereby amended by deleting “$40,000,000.00” and substituting “$50,000,000.00” in place thereof.

(b)           Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth as Schedule 2.01 attached hereto.

3.             Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)           Execution of Amendment.  Borrower and Guarantors shall have executed and delivered this Amendment to the Administrative Agent.

(b)           Execution of BMO Assignment. Borrower shall have executed and delivered the BMO Assignment to the Administrative Agent.

(c)           Execution of Notes. Borrower shall have executed and delivered to the Administrative Agent promissory notes payable to each Lender, evidencing each such Lender’s Loans to Borrower and in the form required by the Credit Agreement.

(d)           Upfront Fee.  Borrower shall have paid the Administrative Agent, for the account of each Lender, an upfront fee of $20,000.

(e)           Assignment Fee.  Borrower shall have paid to the Administrative Agent the $3,500 fee required by Section 9.04(b)(ii)(c) of the Credit Agreement in connection with the BMO Assignment.

(f)            Fees to Lenders.  Payment of all other fees required to be paid to the Administrative Agent or the Lenders in connection with this Amendment.

(g)           No Material Adverse Change.  There shall not have been, in the sole judgment of Lenders, any material adverse change in the financial condition, business or operations of Borrower or any Guarantor.

(h)           Other.  The execution and delivery of such additional documents and instruments which the Administrative Agent and its counsel may deem necessary to effectuate this Amendment or any document executed and delivered to the Lenders in connection herewith or therewith.

4.             Representations and Warranties of Borrower and Guarantors.  Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:

(a)           Borrower and Guarantors are each duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken.  This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower and Guarantors, as the case may be, enforceable against such party in accordance with its terms. This Amendment does not violate any provisions of the formation, charter or operating documents of Borrower or any Guarantor, or any contract, agreement, Law or regulation to which Borrower or Guarantors are subject, and does not require the consent or approval of any Governmental Authority.

(b)           After giving affect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document executed in connection herewith or therewith, are true, correct and complete on and as of the date hereof as though made on and as of the date hereof.

(c)           After giving affect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

5.             Reference to and Effect on the Loan Documents.

(a)           Upon the satisfaction of the conditions contained in Section 3 hereof each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Except as specifically amended above, the Credit Agreement, the Note, and all other instruments securing or guaranteeing the obligations of Borrower and Guarantors to the Lenders, including the Collateral Documents, as amended (collectively, the “Security Instruments”), shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the Security Instruments and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower and Guarantors under the Credit Agreement, as amended hereby, and the Note, and under the other Security Instruments.

(c)           Each of Guarantors hereby expressly (i) acknowledges the terms of this Amendment; (ii) ratifies and affirms its obligations under its Guaranty previously executed in connection with the Credit Agreement, in favor of the Administrative Agent and the Lenders; (iii) acknowledges, renews and extends its continued unconditional liability under its Guaranty and agrees that its Guaranty remains in full force and effect; and (iv) guarantees to the Administrative Agent and the Lenders to promptly pay when due all amounts owing or to be owing by it under its Guaranty pursuant to the terms and conditions thereof.

(d)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under any of the Security Instruments, nor constitute a waiver of any provision of any of the Security Instruments.

6.             Waiver.  As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce the Administrative Agent and the Lenders to enter into this Amendment, Borrower and Guarantors each warrant and represent to the Administrative Agent and the Lenders that no facts, events, or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent or the Lenders or any defense to (i) the payment of any obligations and indebtedness under the Credit Agreement, the Note, the Security Instruments or any other Loan Document, or (ii) the performance of any of its obligations with respect thereto, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower and Guarantors each unconditionally and irrevocably waive any and all claims and causes of action against the Administrative Agent and/or the Lenders and any defenses to its respective payment and performance obligations arising out of or related to the Credit Agreement, the Notes, the Security Instruments or any other Loan Document arising prior to the date of this Amendment.

7.             Costs and Expenses.  Borrower and Guarantors agree to pay on demand all costs and expenses of the Administrative Agent or the Lenders in connection with the preparation,

reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent or the Lenders.  In addition, Borrower and Guarantors shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Administrative Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such fees.

8.             Miscellaneous.

(a)           Captions.  Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

(b)           Governing Law.  This Amendment shall be a contract made under and governed by the laws of the State of Texas.  Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(c)           Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

(d)           Successors and Assigns.  This Amendment shall be binding upon Borrower, Guarantors, Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the sole benefit of Borrower, Guarantors, Administrative Agent and the Lenders and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

WARREN RESOURCES, INC.,
a Maryland corporation

By:	Norman F. Swanton
Norman F. Swanton,
Chairman & Chief Executive Officer

GUARANTORS:

WARREN RESOURCES OF CALIFORNIA, INC.,
a California corporation

By:	Norman F. Swanton
Norman F. Swanton,
Chairman & President

WARREN E&P, INC.,
a New Mexico corporation

By:	David E. Fleming
David E. Fleming
Senior Vice President

ADMINISTRATIVE AGENT:

JP MORGAN CHASE BANK, N.A.

By:	Jeffrey D. Cheatham
Name: Jeffrey D. Cheatham
Title: Associate

Signature Page
to First Amendment to Credit Agreement

LENDERS:

JP MORGAN CHASE BANK, N.A.

By:	Jeffrey D. Cheatham
Name: Jeffrey D. Cheatham
Title: Associate

BMO CAPITAL MARKETS FINANCING, INC.

By:	Mary Lou Allen
Name: Mary Lou Allen
Title: Vice President

Signature Page
to First Amendment to Credit Agreement

SCHEDULE 2.01

Commitments

JPMorgan Chase Bank, N.A.	$40,000,000
BMO Capital Markets Financing, Inc.	$10,000,000